                                                                    Exhibit 99.1

                                AMENDMENT NO. 4

     AMENDMENT No. 4 (this "Amendment") dated as of March 7, 2003, under the $120,000,000 Credit Agreement dated as of April 20, 2001 (as heretofore amended, the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS, the SWINGLINE BANK and the LC ISSUING BANKS party thereto, JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and Collateral Monitoring Agent.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. Information. Section 5.01(n) of the Credit Agreement is amended by deleting the phrase "within 15 days after the commencement of each Fiscal Year" and replacing in substitution therefor the phrase "as soon as available and in any event no later than February 28th of each Fiscal Year".

     Section 3. Fixed Charge Coverage Ratio (EBITDAR). The table appearing in
Section 6.01(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
               Period                                                    Ratio
--------------------------------------------------------------------------------
June 30, 2001 through December 31, 2001                                1.14 to 1
--------------------------------------------------------------------------------
March 31, 2002 through March 31, 2003                                  1.25 to 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
June 30, 2003 through December 31, 2003                                1.10 to 1
--------------------------------------------------------------------------------
March 31, 2004 and June 30, 2004                                       1.15 to 1
--------------------------------------------------------------------------------
September 30, 2004                                                     1.20 to 1
--------------------------------------------------------------------------------
December 31, 2004                                                      1.25 to 1
--------------------------------------------------------------------------------
March 31, 2005 and thereafter                                          1.35 to 1
--------------------------------------------------------------------------------

     Section 4. Total Leverage Ratio. The table appearing in Section 6.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
               Period                                                    Ratio
--------------------------------------------------------------------------------
June 30, 2001 through December 31, 2001                                6.60 to 1
--------------------------------------------------------------------------------
January 1, 2002 through September 30, 2002                             6.40 to 1
--------------------------------------------------------------------------------
October 1, 2002 through December 31, 2002                              6.25 to 1
--------------------------------------------------------------------------------
January 1, 2003 through March 31, 2003                                 6.60 to 1
--------------------------------------------------------------------------------
April 1, 2003 through December 31, 2003                                7.25 to 1
--------------------------------------------------------------------------------
January 1, 2004 through March 31, 2004                                 7.10 to 1
--------------------------------------------------------------------------------
April 1, 2004 through June 30, 2004                                    6.90 to 1
--------------------------------------------------------------------------------
July 1, 2004 through September 30, 2004                                6.50 to 1
--------------------------------------------------------------------------------
October 1, 2004 through December 31, 2004                              6.10 to 1
--------------------------------------------------------------------------------
January 1, 2005 through December 31, 2005                              5.90 to 1
--------------------------------------------------------------------------------
January 1, 2006 and thereafter                                         5.75 to 1
--------------------------------------------------------------------------------

     Section 5. Minimum EBITDAR. Schedule 12 attached hereto is substituted for
Schedule 12 to the Credit Agreement.

     Section 6. Minimum Consolidated Net Worth. The table appearing in Section
6.04 of the Credit Agreement is amended and restated in its entirety to read as follows:

--------------------------------------------------------------------------------
Quarterly Measurement Date                                             Amount
--------------------------------------------------------------------------------
June 30, 2001                                                       $378,797,000
--------------------------------------------------------------------------------
September 30, 2001                                                  $385,470,000
--------------------------------------------------------------------------------
December 31, 2001                                                   $399,125,000
--------------------------------------------------------------------------------
March 31, 2002                                                      $500,000,000
--------------------------------------------------------------------------------
June 30, 2002                                                       $510,000,000
--------------------------------------------------------------------------------
September 30, 2002                                                  $520,200,000
--------------------------------------------------------------------------------
December 31, 2002                                                   $530,604,000
--------------------------------------------------------------------------------
March 31, 2003                                                      $522,200,000
--------------------------------------------------------------------------------
June 30, 2003                                                       $520,100,000
--------------------------------------------------------------------------------
September 30, 2003                                                  $509,800,000
--------------------------------------------------------------------------------
December 31, 2003                                                   $505,100,000
--------------------------------------------------------------------------------
March 31, 2004                                                      $506,700,000
--------------------------------------------------------------------------------
June 30, 2004                                                       $512,300,000
--------------------------------------------------------------------------------
September 30, 2004                                                  $519,000,000
--------------------------------------------------------------------------------
December 31, 2004                                                   $536,700,000
--------------------------------------------------------------------------------
March 31, 2005                                                      $551,800,000
--------------------------------------------------------------------------------
June 30, 2005                                                       $567,800,000
--------------------------------------------------------------------------------
September 30, 2005                                                  $582,800,000
--------------------------------------------------------------------------------
December 31, 2005                                                   $601,000,000
--------------------------------------------------------------------------------
March 31, 2006                                                      $616,800,000
--------------------------------------------------------------------------------

     Section 7. Capital Expenditures. Schedule 13 attached hereto is substituted for Schedule 13 to the Credit Agreement.

     Section 8. Restricted Payments. (a) Section 7.07(a)(ii) of the Credit Agreement is amended and restated in its entirety to read as follow:

          "the Borrower may declare or make Restricted Payments to Vencor for the purchase, redemption or other acquisition or retirement for value of Equity Interests of Vencor held by (A) officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment or (B) Ventas, to the extent required to satisfy the requirements of Article XII of Vencor's Amended and Restated Certificate of Incorporation; provided that the aggregate amount paid to Vencor pursuant to this clause (ii) does not exceed an aggregate amount of $500,000;"

     (b) Section 7.07(b) of the Credit Agreement is amended and restated in its entirety to read as follow:

          "Vencor shall not, directly or indirectly, use the proceeds of any Restricted Payment to (i) declare or pay any dividend or other distribution on any Equity Securities of Vencor (except dividends payable solely in Equity Securities of the same class) or (ii) purchase, redeem, retire or otherwise acquire any Equity Securities of Vencor except as permitted by Section 7.07(a)(ii)."

     Section 9. Limitations on Acquisitions and Investments. Section 7.08(b)(ii) of the Credit Agreement is amended by replacing the reference to "$130,000,000" with a reference to "$50,000,000".

     Section 10. Acknowledgment. The Borrower, Kindred and the Required Lenders hereby agree that Restricted Payments in an aggregate amount not exceeding $1,050,000 made by the Borrower to Kindred pursuant to Section 7.07(a)(ii) of the Credit Agreement prior to the date hereof for the purchase, redemption or other acquisition or retirement for value of Equity Interests of Kindred shall be deemed not to constitute a failure to observe Section 7.07 of the Credit Agreement.

     Section 11. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

     Section 12. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (b) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender).

     (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 2:00 P.M. (New York City time) on the later of (i) March 19, 2003 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.50% of such Lender's Commitment (as in effect on the opening of business on the date of this Amendment).

     (d) Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     Section 13. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                          KINDRED HEALTHCARE OPERATING, INC.


                                          By:  /s/ Richard A. Lechleiter
                                              ----------------------------------
                                              Name:  Richard A. Lechleiter
                                              Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer


                                          KINDRED HEALTHCARE, INC.


                                          By:  /s/ Richard A. Lechleiter
                                              ----------------------------------
                                              Name:  Richard A. Lechleiter
                                              Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

                                          LENDERS

                                          JPMORGAN CHASE BANK, as Administrative
                                          Agent and as Lender


                                          By: /s/ James S. Ely, III
                                              ----------------------------------
                                              Name:
                                              Title:


                                          GENERAL ELECTRIC CAPITAL CORPORATION


                                          By: /s/ Debra Ritzler
                                              ----------------------------------
                                              Name:  Debra Ritzler
                                              Title: Vice President


                                          GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                          By: /s/ Sandra Stulberger
                                              ----------------------------------
                                              Name:  Sandra Stulberger
                                              Title: Authorized Signatory


                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By: /s/ Philippe Soustra
                                              ----------------------------------
                                              Name:  Philippe Soustra
                                              Title: Executive Vice President


                                          FOOTHILL INCOME TRUST II, L.P.
                                          By: FIT 2 GP LLC, its General Partner

                                          By: /s/ M.E. Stearns
                                              ----------------------------------
                                              Name:  M.E. Stearns
                                              Title: Managing Member

                                   SCHEDULE 12

                          MINIMUM CONSOLIDATED EBITDAR

--------------------------------------------------------------------------------
Quarterly Measurement Date                                             Amount
--------------------------------------------------------------------------------
June 30, 2001                                                       $383,000,000
--------------------------------------------------------------------------------
September 30, 2001                                                  $382,000,000
--------------------------------------------------------------------------------
December 31, 2001                                                   $384,000,000
--------------------------------------------------------------------------------
March 31, 2002                                                      $386,000,000
--------------------------------------------------------------------------------
June 30, 2002                                                       $389,000,000
--------------------------------------------------------------------------------
September 30, 2002                                                  $391,000,000
--------------------------------------------------------------------------------
December 31, 2002                                                   $393,000,000
--------------------------------------------------------------------------------
March 31, 2003                                                      $356,700,000
--------------------------------------------------------------------------------
June 30, 2003                                                       $320,100,000
--------------------------------------------------------------------------------
September 30, 2003                                                  $327,600,000
--------------------------------------------------------------------------------
December 31, 2003                                                   $322,300,000
--------------------------------------------------------------------------------
March 31, 2004                                                      $330,700,000
--------------------------------------------------------------------------------
June 30, 2004                                                       $341,600,000
--------------------------------------------------------------------------------
September 30, 2004                                                  $360,500,000
--------------------------------------------------------------------------------
December 31, 2004                                                   $392,500,000
--------------------------------------------------------------------------------
March 31, 2005                                                      $436,000,000
--------------------------------------------------------------------------------
June 30, 2005                                                       $442,000,000
--------------------------------------------------------------------------------
September 30, 2005                                                  $447,000,000
--------------------------------------------------------------------------------
December 31, 2005                                                   $453,000,000
--------------------------------------------------------------------------------
March 31, 2006                                                      $459,000,000
--------------------------------------------------------------------------------

                                   SCHEDULE 13

                     MAXIMUM CUMULATIVE CAPITAL EXPENDITURE

--------------------------------------------------------------------------------
              Period                                                   Amount
--------------------------------------------------------------------------------
January 1, 2001 through June 30, 2001                                $47,000,000
--------------------------------------------------------------------------------
January 1, 2001 through September 30, 2001                           $68,000,000
--------------------------------------------------------------------------------
January 1, 2001 through December 31, 2001                            $75,000,000
--------------------------------------------------------------------------------
January 1, 2002 through March 31, 2002                               $30,000,000
--------------------------------------------------------------------------------
January 1, 2002 through June 30, 2002                                $47,000,000
--------------------------------------------------------------------------------
January 1, 2002 through September 30, 2002                           $68,000,000
--------------------------------------------------------------------------------
January 1, 2002 through December 31, 2002                            $75,000,000
--------------------------------------------------------------------------------
January 1, 2003 through March 31, 2003                               $30,000,000
--------------------------------------------------------------------------------
January 1, 2003 through June 30, 2003                                $50,000,000
--------------------------------------------------------------------------------
January 1, 2003 through September 30, 2003                           $72,000,000
--------------------------------------------------------------------------------
January 1, 2003 through December 31, 2003                            $80,000,000
--------------------------------------------------------------------------------
January 1, 2004 through March 31, 2004                               $30,000,000
--------------------------------------------------------------------------------
January 1, 2004 through June 30, 2004                                $50,000,000
--------------------------------------------------------------------------------
January 1, 2004 through September 30, 2004                           $72,000,000
--------------------------------------------------------------------------------
January 1, 2004 through December 31, 2004                            $80,000,000
--------------------------------------------------------------------------------
January 1, 2005 through March 31, 2005                               $35,000,000
--------------------------------------------------------------------------------
January 1, 2005 through June 30, 2005                                $53,000,000
--------------------------------------------------------------------------------
January 1, 2005 through September 30, 2005                           $77,000,000
--------------------------------------------------------------------------------
January 1, 2005 through December 31, 2005                            $85,000,000
--------------------------------------------------------------------------------
January 1, 2006 through the Revolving Credit Termination Date        $35,000,000
--------------------------------------------------------------------------------